UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2020

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item. 8.01 Other Events

On October 29, 2020, Baxter International Inc. (the “Company”) issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $650 million aggregate principal amount of senior notes due 2031 (the “Notes”) in a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Baxter intends to use the net proceeds from the sale of the Notes, together with cash on hand, to redeem the $750 million aggregate principal amount of 3.75% Senior Notes due 2025, which were originally issued in March of 2020. The Company used the net proceeds from the issuance of the 3.75% Senior Notes for general corporate purposes, including to strengthen its balance sheet as a precautionary measure in light of the COVID-19 pandemic. This Current Report on Form 8-K (this “Report”) does not constitute a notice of redemption.

The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities would be made only by means of a private offering memorandum.

Forward Looking Statements

This Report includes forward-looking statements concerning Baxter’s expectations regarding the notes offering. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: continued strength of Baxter’s financial position, including cash flows; the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the novel strain of coronavirus (COVID-19), on us and on the capital markets; and other risks identified in Baxter’s most recent filings on Forms 10-K and 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release Dated October 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 29, 2020

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Executive Vice President and Chief Financial Officer